UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2015

Industrial Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55376	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

The information discussed under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2015, based on the recommendation of the Nominating and Corporate Governance Committee of the board of directors (the “Board”) of Industrial Property Trust Inc. (the “Company”) the Board determined to expand its size and to elect John S. Hagestad as its sixth member. Mr. Hagestad’s term as a director began on September 2, 2015, and he will serve as a director until the next annual meeting of stockholders of the Company or (if longer) until his successor is duly elected and qualifies. The Board has determined that Mr. Hagestad qualifies as “independent” under the rules of the New York Stock Exchange and the Company’s charter. There are no understandings or arrangements between Mr. Hagestad and any other person pursuant to which he was selected as a director.

Mr. Hagestad, age 68, is Senior Managing Director and co-founder of SARES●REGIS Group, a vertically integrated real estate development services company focusing on both commercial and residential real estate. Mr. Hagestad has served in this role since 1993 and is responsible for overseeing all of SARES●REGIS Group’s commercial activities which includes the development, investment and management divisions. Mr. Hagestad serves on SARES●REGIS Group’s Executive Management Committee, which approves all property acquisitions and investment decisions and provides strategic planning for the future. During his career, Mr. Hagestad has been responsible for the acquisition and development of over 85 million square feet of commercial, office and industrial property totaling more than $6 billion in value and SARES●REGIS Group is developing over 3 million square feet of industrial property annually. In 1972, he joined the Koll Company as a Vice President for project acquisition and development. Three years later he joined The Sammis Company as a founding partner responsible for all matters of finance and administration, with emphasis on lender and partner relationships. In 1990, Mr. Hagestad became President and Chief Executive Officer of the SARES Company (the successor to The Sammis Company), where he was instrumental in its merger with The Regis Group to create the SARES●REGIS Group in 1993. Mr. Hagestad is a Certified Public Accountant and holds a bachelor’s degree in Business Administration and a master’s degree in Finance from the University of Southern California. He is a trustee of the Urban Land Institute, a member of the Marshall School of Business Board of Leaders at the University of Southern California, the UCI Center for Real Estate, The Fisher Center for Real Estate and Urban Economics at UC Berkeley and the Real Estate Roundtable. He is also on the Board of Trustees / Directors for the Cystinosis Research Foundation and California Republic Bank.

Mr. Hagestad has been appointed to serve as a member of the Board’s Audit Committee and Investment Committee. Mr. Hagestad is entitled to the same compensation as the other independent members of the Board. The Company’s independent directors are paid a quarterly fee of $8,750, as well as $2,500 for each Board or committee meeting attended in person or by telephone. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board or any committee. On September 4, 2015, the Company issued 5,000 Class A shares of the Company’s common stock to Mr. Hagestad, pursuant to the terms of our equity incentive plan (the “Initial Award”). Pursuant to the terms of the Company’s equity incentive plan, the Board also has determined that each of the Company’s independent directors will receive $35,000 in restricted Class A Shares of the Company’s common stock in connection with his or her election or reelection each year at the Company’s annual stockholder meeting (the “Annual Award”). As Mr. Hagestad was appointed to the Board subsequent to the annual meeting of stockholders held in 2014, he received, on September 4, 2015, a pro rata Annual Award of $10,000 in restricted Class A shares of the Company’s common stock, based on the pro rata portion of the year for which he will serve as an independent director. The restricted stock issued pursuant to the Annual Award will vest on the earliest of the following: (i) the date that is one year following the grant date; (ii) the day immediately before the Company’s subsequent annual meeting of stockholders; (iii) the date of termination of service as a director due to death or “permanent and total disability” (as defined under Section 22(e)(3) of the Internal Revenue Code); or (iv) immediately before and contingent upon the occurrence of a change in control (as defined in the equity incentive plan). In connection with each of the Initial Award and the Annual Award, effective September 4, 2015, Mr. Hagestad and the Company entered into the Company’s Form of Director Stock Grant Agreement, which is incorporated herein by reference in Item 9.01.

In connection with his appointment to the Board, Mr. Hagestad and the Company also entered into the Company’s Form of Indemnification Agreement effective as of September 2, 2015. The indemnification agreement requires, among other things, that, subject to certain limitations, the Company indemnify Mr. Hagestad and advance to him all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The Company’s Form of Indemnification Agreement is incorporated herein by reference in Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

10.1	Form of Director Stock Grant Agreement for Equity Incentive Plan. Incorporated by reference to Exhibit 10.41 to Post-Effective Amendment No. 7 to the Company’s Registration Statement on Form S-11 (File No. 333-184126) filed with the SEC on April 17, 2015

10.2	Form of Indemnification Agreement entered into between Industrial Property Trust Inc. and John S. Hagestad as of September 2, 2015. Incorporated by reference to Exhibit 10.6 to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11 (File No. 333-184126) filed with the SEC on July 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL PROPERTY TRUST INC.

September 8, 2015	By:	/s/ THOMAS G. MCGONAGLE
Name: Thomas G. McGonagle
Title: Chief Financial Officer

EXHIBIT INDEX

10.1	Form of Director Stock Grant Agreement for Equity Incentive Plan. Incorporated by reference to Exhibit 10.41 to Post-Effective Amendment No. 7 to the Company’s Registration Statement on Form S-11 (File No. 333-184126) filed with the SEC on April 17, 2015

10.2	Form of Indemnification Agreement entered into between Industrial Property Trust Inc. and John S. Hagestad as of September 2, 2015. Incorporated by reference to Exhibit 10.6 to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11 (File No. 333-184126) filed with the SEC on July 17, 2013